EXHIBIT 10.5

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of April 11, 2008, by and between
INTEGRATED SURGICAL SYSTEMS, INC., a Delaware corporation (the "Company"), and the party set forth on the signature page hereto ("Purchaser").

     WHEREAS, the Company desires to issue to Purchaser, and Purchaser desires to purchase from the Company, that number of shares set forth on the signature page hereto (the "Shares") of common stock, par value $.01 per share, of the
Company ("Common Stock"); and

     WHEREAS, the Company is issuing and selling to other purchasers additional shares of Common Stock either simultaneously with the Closing (as hereinafter defined) or as soon thereafter as practicable (collectively, the "Offering").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale of Shares; Purchase Price.

          a. Purchase of Shares. Purchaser hereby agrees to purchase the Shares from the Company, and the Company hereby agrees to issue and deliver to
Purchaser, on the Closing Date (as hereinafter defined), the Shares.

          b. Purchase Price. In consideration of the purchase of the Shares hereunder, Purchaser hereby agrees to pay to the Company on the Closing Date an amount equal to the amount set forth on the signature page hereto (the "Purchase
Price").

2. Closing; Deliverables.

          a. Closing. Consummation of the transactions contemplated by this
Agreement (the "Closing") shall take place at the offices of Snow Becker Krauss
P.C., 605 Third Avenue, New York, New York 10158, at 10:00 a.m., New York time, as soon as practicable following the date hereof, or at such other time, date or place as the parties hereto may agree upon (the "Closing Date").

          b. Closing Deliverables. At the Closing, the Company shall issue and deliver to Purchaser certificate(s) representing the Shares registered in the name of Purchaser (or if so designated, a nominee thereof), and Purchaser shall deliver to the Company the Purchase Price by wire transfer of immediately available funds to such account or accounts as designated by the Company.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

          a. Organization. The Company and each of its subsidiaries, if any
("Subsidiaries"), is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its
Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business, properties, prospects or operations of the
Company and its Subsidiaries, considered as one enterprise (a "Material Adverse
Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          b. Authority. The Company has full power and authority to execute, and deliver this Agreement and that certain registration rights agreement in the form of Exhibit A annexed hereto (the "Registration Rights Agreement"), and to perform its obligations hereunder and thereunder. Each of this Agreement and the
Registration Rights Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy or insolvency statutes.

          c. No Conflict. Neither the execution and delivery of this Agreement or the Registration Rights Agreement by the Company, nor the consummation of the transactions contemplated hereby or thereby, will result in (A) a conflict with or constitute a violation of, or default (with the passage of time or otherwise)
under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any of its Subsidiaries or their respective properties are bound, (ii) the certificate of incorporation, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any
Subsidiary or their respective properties, except in the case of clauses (i) and
(iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject.

          d. Authorized Capitalization; Shares Duly Issued. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock,

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4,578,500 of which are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, 168 of which are issued and outstanding. The Shares, when issued in accordance with the terms and conditions of this Agreement, shall be duly authorized, validly issued, fully-paid and non-assessable, subject to no lien or encumbrance. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth on Schedule 3(d), there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any
Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any Subsidiary is a party or of which the
Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. No preemptive rights, co-sale rights, rights of first refusal, registration rights (other than with respect to the Purchaser) or other similar rights exist with respect to the
Shares or the issuance and sale thereof.

          e. SEC Reports. The Company has filed with the Securities and Exchange
Commission (the "Commission") all reports, schedules, forms, statements and other documents required to be filed by it, as applicable, under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), for the last three (3)
fiscal years ("SEC Reports"). The SEC Reports, when filed, complied in all material respects with the requirements of the Exchange Act, and to the knowledge of the Company, contain no untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading.

          f. Financial Statements. The financial statements of the Company included in the SEC Reports ("Financial Statements") (i) comply in all material respects with the requirements of the Exchange Act, (ii) fairly present the financial condition of the Company for the periods represented thereby and (iii)
have been prepared in accordance with generally accepted accounting principles
("GAAP"). The capitalization table annexed hereto as Schedule 3(f) sets forth the basis for the calculation of the Purchase Price and is true and correct in all material respects as of the date hereof. There are no financial statements
(historical or pro forma) that are required to be included in the SEC Reports that are not included as required; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) required to be disclosed in the SEC Reports that are not disclosed in the SEC Reports. Except as disclosed in the SEC Reports and
Financial Statements, subsequent to the respective dates as of which information is given in the Financial Statements, there has not been (i) any material adverse change in the business, properties, management, financial condition or results of operations of the Company, (ii) other than in the ordinary course of business, any transaction which is material to the Company, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company which is material to the Company, (iv) any change in the capital stock or

                                        3

outstanding indebtedness of the Company other than pursuant to the terms of outstanding debt and equity securities, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

          g. Legal Compliance. Neither the Company nor any Subsidiary is in
violation of its charter, bylaws, or other organizational document. Neither the
Company nor any Subsidiary has in the past been or currently is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any
Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

          h. Litigation. Except as set forth on Schedule 3(h), there are no actions, suits, claims, investigations or proceedings pending or, to the
Company's knowledge, threatened or contemplated to which the Company or any of its directors or officers is or would be a party or of which any of the properties of the Company is or would be subject at law or in equity, before or by any governmental or regulatory commission, board, body, authority or agency, or preventing consummation of the transactions contemplated hereby; there are no legal or governmental proceedings pending before or by any governmental or regulatory commission, board, body, authority or agency relating to the
Company's business practices and activities or to its securities, and, to the
Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the
Company or any Subsidiary.

          i. Material Contracts. Schedule 3(i) sets forth the material contracts of the Company in effect as of the date hereof ("Contracts") together with a list of consents, if any, requiring consent to the transactions contemplated hereby. As of the date hereof, no party is in breach or default in any material respect under any Contract, except for such breaches and defaults as to which requisite waivers or consents have been obtained. Each Contract is valid, binding and enforceable by the Company in accordance with its terms subject to:
(i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

          j. Property; Lease. Except with respect to that certain leasehold for the premises located at 1433 N. Market Blvd. #1, Sacramento, California 95834
(the

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"Lease") by and between the Company, as tenant, and JB Management LP, as landlord, the Company is not party to any leasehold obligation and does not own any real or intellectual property.

          k. Benefit Plans. Set forth on Schedule 3(k) is a list of each material bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase or stock option, hospitalization or other medical, life or other insurance plan relating to the Company, including any policy, plan, program or agreement that provides for the payment of severance benefits, salary continuation, salary in lieu of notice or similar benefits, maintained, sponsored or contributed to by the Company or under which the Company has any present or future material obligations or material liability on behalf of the
Company's employees or former employees or their dependents or beneficiaries of the Company (collectively, the "Employee Benefit Plans"). To the knowledge of the Company, the Employee Benefit Plans that are subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal
Revenue Code of 1986, as amended (the "Code"), are in compliance in all material respects with the presently applicable provisions of ERISA and the Code.

          l. Intellectual Property. To the knowledge of the Company, each of the
Company and its Subsidiaries, prior to selling substantially all of the
Company's assets to a third party, owned or possessed sufficient rights to conduct its business in the ordinary course, including, without limitation, rights to use all material patents, patent rights, industry standards, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") that was necessary for the conduct of its business as was conducted, except where the failure to have so owned or possessed would not have resulted in a Material Adverse Effect. To the knowledge of the Company, neither the Company nor any of its Subsidiaries infringed any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have had a Material Adverse
Effect, and neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of any rights of a third party with respect to any
Intellectual Property that, individually or in the aggregate, would have a
Material Adverse Effect.

          m. Taxes. All income tax returns required to be filed by the Company have been filed and all such returns are true, complete, and correct in all material respects and all taxes that are due or claimed to be due from the
Company have been paid other than those (x) currently payable without penalty or interest or (y) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

          n. Investment Company Status. The Company is not and, after giving effect to the Offering, will not be an "investment company" or an entity
"controlled" by an "investment company" as such terms are defined in the
Investment Company Act of 1940, as amended.

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          o. Private Placement. Assuming that all representations and warranties of Purchaser set forth in Section 4 hereof are true and correct in all respects, the offer and sale of Shares hereunder is exempt from registration under the
Securities Act (as hereinafter defined) and applicable state securities laws.

          p. Internal Controls. At all times since first required by all applicable Exchange Act rules, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Form 10-KSB or Form 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by each Form 10-KSB or Form 10-QSB for which such evaluation was required by applicable Exchange Act rules, as the case may be
(each such date, the "Evaluation Date"). The Company presented in each such Form
10-KSB or Form 10-QSB, as the case may be, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the most recent Evaluation
Date, there have been no significant changes in the Company's internal controls
(as such term is used in Item 308(c) of Regulations S-K and S-B under the
Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

          q. No Employee Violations. To the Company's knowledge, no employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation. Neither the
Company nor any of its directors, officers, or controlling persons has taken or will take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the
Company to facilitate the sale or resale of the Shares in violation of applicable law.

          r. Foreign Corrupt Practices. Neither the Company, nor to the best knowledge of the Company, any agent or other person acting on behalf of the
Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign
Corrupt Practices Act of 1977, as amended.

          s. No Brokers. The Company is not subject to any valid claim of any broker, investment banker, finder or other intermediary in connection with the transactions contemplated by this Agreement.

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4. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company as follows:

          a. Authority. Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy or insolvency statutes.

          b. No Conflict. Neither the execution and delivery of this Agreement by Purchaser, nor the consummation of the transactions contemplated hereby, will result in a violation of any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject, or conflict with, result in a breach of, constitute a default under, or result in the acceleration of, any contract or agreement to which Purchaser is a party or by which it is bound.

          c. Review of SEC Reports and Financial Statements. Purchaser has fully reviewed all of the SEC Reports and Financial Statements.

          d. Accredited Investor. Purchaser qualifies as an accredited investor as such term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser has provided a completed and signed Investor Questionnaire in the form annexed to this Agreement.

          e. Sophistication. Purchaser acknowledges that it is a sophisticated investor, has such knowledge and experience in financial and business matters in general and has full familiarity with the current business and future business prospects of the Company and the financial and other affairs of the Company and acknowledges that it has had access to and has received sufficient written and oral information about the Company, including any and all such information requested by Purchaser and including copies of all of the SEC Reports in order to make an informed decision to purchase the Shares. In addition, Purchaser acknowledges that it has had access to the officers, directors and employees of the Company to discuss the business, affairs and prospects of the Company and has had the opportunity to obtain additional information necessary to evaluate the merits and risks of engaging in the transactions contemplated by this
Agreement. Purchaser has reached an independent decision with respect to the advisability of the purchase of the Shares and, in arriving at its decision, has considered both the value of the Shares as well as the present condition and future prospects of the Company.

          f. Economic Risk. Purchaser is able to bear the economic risks of the investment in the Shares and, consequently, without limiting the generality of the foregoing, is able to hold the Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the
Company in the event such loss should occur.

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          g. No Representations. Purchaser fully understands and acknowledges that the Company makes no representations or warranties whatsoever with respect to the business, operations, financial condition, prospects or other affairs of the Company other than as explicitly set forth in this Agreement, and Purchaser expressly represents and warrants that in connection with its decision to purchase the Shares as contemplated hereunder, Purchaser is not relying upon any statements made by the Company or any of its shareholders, directors, officers, employees or agents, whether oral or written, concerning the Company, other than those set forth in this Agreement.

          h. Own Account. Purchaser is acquiring the Shares for its own account for investment and not with a view to or for resale in connection with any distribution of the Shares. It has not offered or sold any portion of the Shares and has no present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either currently or after the passage of a fixed or determinable period of time or the occurrence or non-occurrence of any predetermined event or circumstance.

          i. Resale. Purchaser acknowledges that the Shares have not been registered under the Securities Act and may not be offered or sold except pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements thereof. Purchaser agrees that it shall not offer or sell any Shares except in accordance with Rule 144A, Rule 144 or other applicable exemption under the Securities Act, unless pursuant to an effective registration statement.

          j. Taxes. Any obligation or liability for taxes (state, federal or otherwise) incurred by Purchaser in connection with this Agreement or the transactions contemplated hereby shall be the sole responsibility of and be paid for by Purchaser.

          k. No Brokers. Purchaser is not subject to any valid claim of any broker, investment banker, finder or other intermediary in connection with the transactions contemplated by this Agreement.

          l. Advice of Counsel. Purchaser acknowledges that it has been advised to consult with its own attorney regarding the transactions contemplated hereby and to consult with its tax advisor regarding the tax consequences of acquiring the Shares.

          m. Restrictive Legend. Certificates for the Shares shall contain a restrictive legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER
APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION
FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER
SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN
MAY BE REOFFERED, SOLD, ASSIGNED,

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TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH
REGISTRATION REQUIREMENTS.

5. Covenants.

          a. Confidentiality. Purchaser agrees that it will not divulge, communicate, use to the detriment of the Company or for the benefit of any other person, firm or entity, or misappropriate in any way, any confidential information or trade secrets relating to the Company or any of its businesses including without limitation, business plans, systems and strategies, operating plans, acquisition strategies (including the identities of and any other information concerning possible acquisition candidates), financial information
(whether pro forma or otherwise), market analyses, procedures or strategies, acquisition terms and conditions, personnel information, trade processes, manufacturing methods, operational and equipment techniques, quality control procedures and systems, projects and technological research or methods, know-how, customer lists and relationships, supplier lists, or other non-public proprietary and confidential information relating to the Company.

          b. Board of Directors; Continuation of Offering. Simultaneously with the Closing, and explicitly subject to purchasers in the Offering purchasing shares of Common Stock for a purchase price not less than $1,750,000 on or before the Closing, the Company agrees to appoint Christopher Marlett
("Marlett") as the Chief Executive Officer thereof and use its reasonable efforts to cause the Board of Directors of the Company (the "Board") to be
established at a total of four (4) members, two of whom shall be the designees of Marlett. Following the Closing, MDB Capital Group LLC ("MDB") shall use its best efforts to arrange for an additional purchase or series of purchases of
Common Stock (the "Subsequent Offering") with an aggregate purchase price of not less than $1,649,608 (the "Subsequent Offering Minimum"), it being the intent of the parties that the total equity investment by all purchasers (including
Purchaser) in the Offering and the Subsequent Offering be an aggregate amount not less than $3,399,608. In the event that additional purchases of Common Stock in connection with the Subsequent Offering are completed in which the Company receives proceeds of not less than the Subsequent Offering Minimum, the Company agrees to use its reasonable efforts thereafter to cause the Board to be established at a total of five (5) members, and, at Marlett's option, cause a designee to be elected as a member of the Board at the next annual meeting of stockholders of the Company, or in the event that no such annual meeting has taken place on or before 90 days following the Subsequent Offering, appointed by the Board, provided that, such appointment does not violate any rules and regulations of the Commission. The Company agrees to accept as a purchaser in the Subsequent Offering any reasonable accredited investor introduced by MDB that has no criminal, civil or regulatory sanctions in respect thereof.

          c. Blue Sky. The Company shall make all necessary filings under the
Blue Sky laws of the State of New York related to the sale of the Shares and at

                                        9

Purchaser's request, provide evidence of filing and payment of all related filing fees.

          d. Lease. As soon as practicable after the Closing, the Company shall use its best efforts to arrange for a release from any obligation of the Company under the Lease except for a cash payment of up to $60,000 to a new tenant leasing the leased premises. In the event that the Lease obligations are not so released on or before July 31, 2008, the Company agrees to pay to each purchaser in the Offering an amount in cash equal to $0.0355 per share of Common Stock purchased by such purchaser in the Offering.

6. Conditions to Closing.

          a. Both Parties. The obligations of the parties to consummate the transactions contemplated hereby shall be subject to the following conditions:

               (i) The representations and warranties of each of the Company and
Purchaser shall be true and correct in all material respects on the Closing Date
(except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date).

               (ii) There shall not have occurred a suspension or material limitation in trading in the Common Stock on any trading medium or exchange on which the Common Stock was being traded prior to the consummation of the purchase of the Shares.

               (iii) The Registration Rights Agreement shall have been executed and delivered by the parties.

               (iv) All consents, approvals or authorizations of any person required for the valid authorization, execution and delivery by the parties of this Agreement or for the consummation of the transactions contemplated hereby shall have been obtained.

               (v) No action or proceeding by or before any court,
administrative body or governmental agency shall have been instituted or threatened by a third party which seeks to enjoin, restrain or prohibit this
Agreement or consummation of the transactions contemplated hereby.

          b. Purchaser. The obligations of Purchaser to consummate the transactions contemplated hereby shall be subject to the following additional conditions:

               (i) The Company shall have delivered a secretary's certificate attesting to the current certificate of incorporation and by-laws of the Company and the resolutions approving the transactions contemplated by this Agreement.

               (ii) If applicable, appropriate "blue sky" filings shall have been made under the Blue Sky laws of the State of New York relating to the sale of the Shares.

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7. Indemnification. Each of the parties hereby agrees to indemnify and hold harmless the other party and each of its respective officers, directors, employees, affiliates and agents, from and against any and all losses, costs, claims, damages, expenses, obligations and liabilities of any nature whatsoever, including, without limitation, court costs and reasonable attorneys' fees
(specifically including court costs and reasonable attorneys' fees incurred in enforcing this Section 7 or in recovering damages or pursuing other remedies with respect to any breach of this Section 7), incurred by such party as a result of or in connection with any breach of any representation, warranty, covenant or other obligation of the other party contained in this Agreement.
Notwithstanding anything to the contrary contained in this Agreement, the
Company shall only be liable to indemnify Purchaser up to a maximum aggregate indemnification amount equal to the Purchase Price.

8. Expenses. The Company shall pay the expenses of Purchaser and the other purchasers in connection with the Offering, including without limitation, reasonable legal fees, expenses of registration, and other out-of-pocket expenses, up to an aggregate maximum for all purchasers of $50,000. Purchaser agrees to provide written evidence to the Company reasonably satisfactory thereby of any expense in excess of $500.

9. Miscellaneous.

          a. Waiver. No right or obligation under this Agreement will be deemed to have been waived unless evidenced by a writing signed by the party against which the waiver is asserted or by its duly authorized representative. Any waiver will be effective only with respect to the specific instance involved, and will not impair or limit the right of the waiving party to insist upon strict performance of the right or obligation in any other instance, in any other respect, or at any other time.

          b. Notices. All notices and other communications required or permitted to be made or given hereunder (all of the foregoing hereinafter collectively referred to as "Communications") shall be in writing, signed by or on behalf of the notifying party, and shall be deemed to have been duly made or given when
(i) delivered personally, (ii) five (5) business days after being sent by registered or certified mail or equivalent, return receipt requested, or (iii)
one (1) business day after being sent by recognized overnight courier for next business day delivery, in each case as set forth below or to such other or additional address as either party shall hereafter specify by Communication to the other party:

          If to the Company:

          Integrated Surgical Systems, Inc.
          105 Solana Drive
          Los Altos, California 94022
          Attention: Peter B. Mills, Chief Executive Officer

          With a copy to:

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          Snow Becker Krauss P.C.
          605 Third Avenue
          New York, New York 10158
          Attention: David R. Fishkin, Esq.

          If to Purchaser:

          to the address as set forth on the signature page hereto

          With a copy to:

          Golenbock Eiseman Assor Bell & Peskoe LLP
          437 Madison Avenue
          New York, New York 10022
          Attention: Andrew D. Hudders, Esq.

          c. Modifications to Be in Writing. To be effective, any modification to this Agreement must be in writing signed by all parties to this Agreement.

          d. Agreement Binding upon Successors and Assigns. This Agreement shall bind both parties and their respective successors and assigns. All rights, privileges and powers granted to each party under this Agreement shall benefit such party and its successors and assigns.

          e. Assignment of Agreement. This Agreement shall not be assigned by either party without the prior written consent of the other party.

          f. Further Assurances. Both parties agree to take any further actions and to make, execute and deliver any further written instruments which may be reasonably required to carry out the terms, provisions, intentions and purposes of this Agreement.

          g. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.

          h. Severability. If any provision of this Agreement or any application of any provision is determined to be unenforceable, the remainder of this
Agreement shall be unaffected. If the provision is found to be unenforceable when applied to particular persons or circumstances, the application of the provision to other persons or circumstances shall be unaffected.

          i. Headings. Headings used in this Agreement have been included for convenience and ease of reference only and will not in any manner influence the construction or interpretation of any provision of this Agreement.

                                       12

          j. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

               [The rest of this page is intentionally left blank]

                                       13

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the date first written above.

                                        INTEGRATED SURGICAL SYSTEMS, INC.

                                        By: /s/ Peter B. Mills
                                            ------------------------------------
                                            Name:  Peter B. Mills
                                            Title: Chief Executive Officer

                                        Purchaser:

                                        Stephen Walker IRA

                                        By: /s/ Stephen Walker, IRA
                                            ------------------------------------
                                            Name:  Stephen Walker
                                            Title: Investor

                                        Address:
                                        1408 Olivia Street
                                        Key West, Florida 33040

     Number of Shares: 24,827

     Purchase Price: $15,000

     Purchase Price per Share: $0.6042

                                       14

                                  SCHEDULE 3(D)

                               Outstanding Rights

1.   Reference is made to Schedule 3(j)

2.   Series G Convertible Preferred Stock

                                  SCHEDULE 3(F)

                              Capitalization Table

INTEGRATED SURGICAL SYSTEMS
CAP TABLE
SUMMARY
AS OF MARCH 14, 2008

COMMON STOCK OUTSTANDING              4,578,500
WARANTS                                  30,000
STOCK OPTIONS                            63,050
                                      ---------
   FULLY-DILUTED SHARES O/S 3-14-08   4,671,550

WARRANTS
   SBK                                   30,000   @ $0.625
                                      ---------
Total Warrants                           30,000

STOCK OPTIONS                           ex price    exp date
                                        --------   ---------
   Mills                        3,000   $ 0.4000   01-Nov-11
   Tomczak                      3,000   $ 0.4000   01-Nov-11
   Moorman                      2,000   $ 0.4000   01-Nov-11
   Mills                       25,000   $ 0.3275   13-Aug-12
   Tomczak                     25,000   $ 0.3275   13-Aug-12
   Various Doctors              5,050         see below
                               ------
                               63,050

VARIOUS DOCTOR STOCK OPTIONS
   Bargar, Dr.                    500   $27.5000   03-Oct-09
   Bauer, Dr.                     650   $36.8800   11-Nov-08
   Boerner, Dr.                   650   $36.8800   11-Nov-08
   Dogali, Dr.                  1,000   $30.0000   13-Mar-10
   Lahmer, Dr.                    650   $36.8800   11-Nov-08
   Ries, Dr. K.                    50   $10.0000   14-Sep-08
   Ries, Dr. K.                   500   $36.2500   04-Jan-09
   Ries, Dr. M.                   500   $35.6300   25-Jul-09
   Vince, Dr. Kelly                50   $36.2500   14-Sep-08
   Klosinski, R                   500   $ 0.3100   01-May-12
                               ------
                                5,050

BASIS FOR CALCULATION OF PURCHASE PRICE

fully-diuted common shares       4,671,550   low price last 5 days =                $ 0.2900
plus: adjusted series G            734,548   80% of low price last 5 days           $ 0.2300
                                ----------
adjusted fully-diluted shares    5,406,098   # series G shares                       168,946
                                                                                    --------
                                             CS equivalent series G                  734,548
ISS cash less liabs              2,866,290
shell value                        400,000   per term sheet
                                ----------
value ISS                        3,266,290
Amount required for 51%          3,399,608   51%
# shares required for 51%        5,626,755   51%  B6/.49-B6

price per share                 $   0.6042

ISS cash @ 3-14                  3,078,452   actual @ 3-13-08 per Adams
All liabilities                   (212,162)  total AP accrued liabs per worksheet
                                ----------
Adjusted net cash @ 2-29-08      2,866,290

                                       17

                                  SCHEDULE 3(H)

                                   Litigation

The Company is aware of a potential matter involving Energex Systems ("Energex")
and its Chief Executive Officer, Thomas J. Fagan. Energex has instituted a demand for a list of the stockholders of the Company in connection with a potential transaction involving Energex and the Company.

     1.   Any claims or actions relating to the demand for the list of stockholders.

     2.   Any claims or actions relating to the potential transaction with
          Energex.

                                  SCHEDULE 3(I)

                               Material Contracts

1.   Agreement to pay $25,000 per annum to each of Peter Mills and Michael
     Tomczak.

2.   Options to purchase 3,000 shares of Common Stock granted in 2006 to each
     Messrs. Mills and Tomczak.

3.   Agreement to grant 25,000 stock options to each of Messrs. Mills and
     Tomczak.

4.   Leasehold for the premises located at 1433 N. Market Blvd. #1, Sacramento,
     California 95834 by and between the Company, as tenant, and JB Management
     LP, as landlord.

5.   Advisory Services Agreement dated as of November 28, 2007 by and between
     MDB Capital Group LLC and the Company.

                                  SCHEDULE 3(K)

                                  Benefit Plans

See Schedule 3(h)

                                    EXHIBIT A

                          Registration Rights Agreement

                                    EXHIBIT B

                             Investor Questionnaire

                        INTEGRATED SURGICAL SYSTEMS, INC.

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: Integrated Surgical Systems, Inc.
    3221 Porter Avenue
    Palo Alto, California 94304

     This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share, of Integrated Surgical Systems, Inc.
(the "Securities"). The Securities are being offered and sold by Integrated
Surgical Systems, Inc. (the "Corporation") without registration under the
Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the
Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the
Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.   BACKGROUND INFORMATION

Name: __________________________________________________________________________

Business
Address: _______________________________________________________________________
                                (Number and Street)

___________________________  ______________________   __________________________
(City)                               (State)                  (Zip Code)

Telephone
Number: (___) __________________________________________________________________

Residence
Address: _______________________________________________________________________
                                   (Number and Street)

___________________________  ______________________   __________________________
(City)                               (State)                  (Zip Code)

Telephone
Number: (___) __________________________________________________________________

If an individual:

                                                        Where
                                                   registered to
Age:___________   Citizenship: __________________       vote:    _______________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: ________________________________________________________________

State of incorporation: ________________________________________________________

Social Security or
Taxpayer Identification
No.                      _______________________________________________________

Send all correspondence to (check          Residence
one):                               _______Address    __________Business Address

Current ownership of securities of the Corporation:

     ______shares of common stock, par value $.01 per share (the "Common Stock")

     ______options to purchase shares of common stock

Name(s) of persons with voting
and selling authority of the above
listed Common Stock and the
Common Stock being purchased: __________________________________________________

                                       ii

B.   STATUS AS ACCREDITED INVESTOR

     The undersigned is an "accredited investor" as such term is defined in
Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

     ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the
Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an
insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business
Investment Corporation licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income
Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

     ____ (2) a private business development company as defined in Section
202(a)(22) of the Investment Adviser Act of 1940;

     ____ (3) an organization described in Section 501(c)(3) of the Internal
Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the
Securities offered, with total assets in excess of $5,000,000;

     ____ (4) a natural person whose individual net worth(1), or joint net worth with that person's spouse, at the time of such person's purchase of the
Securities exceeds $1,000,000;

     ____ (5) a natural person who had an individual income in excess of
$200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     ____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of
Regulation D; and

     ____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

----------
(1)  As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                                       iii

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this
____ day of ________________, 2008, and declares under oath that it is truthful and correct.

                                        ________________________________________
                                        Print Name

                                        By:
                                            ------------------------------------
                                        Signature

                                        Title: _________________________________
                                        (required for any purchaser that is a
                                        corporation, partnership, trust or other
                                        entity)

                                       iv